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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2001


                                 Net4Music Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
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                 (State or Other Jurisdiction of Incorporation)



        0-26192                                                  41-1716250
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(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
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              (Address of Principal Executive Offices and Zip Code)


                                 (952) 937-9611
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              (Registrant's telephone number, including area code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.

        On August 16, 2001, the Registrant issued a press release to provide estimates of certain accounting adjustments that are expected to be made to the Registrant's results of operations and statements of financial position as a result of SEC review of its financial statements. On August 20, 2001, the Registrant issued a press release announcing second quarter results.

        The full text of the press releases is set forth in Exhibits 99.1 and 99.2, which are attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.    Financial Statements and Exhibits

        (a)    Financial statements of businesses acquired:

                      Not Applicable.

        (b)    Pro forma financial information:

                      Not Applicable.

        (c)    Exhibits:

                      See Exhibit Index on page following Signatures.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NET4MUSIC INC.


                                       By /s/ Barbara S. Remley
                                          --------------------------------------
Date  August 21, 2001                     Barbara S. Remley,
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

                                 Net4Music Inc.
                             Form 8-K Current Report



  Exhibit Number             Description
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
       99.1                  Press Release dated August 16, 2001 relating to adjustments to financial statements.

       99.2                  Press Release dated August 20, 2001 relating to second quarter results.